PaineWebber Incorporated
1285 Avenue of the Americas
New York, NY 10019-6028

                                                                     PaineWebber

                                                      October 25, 1996

COMMERCIAL  ASSETS, INC.
3600 S. Yosemite, Suite 900
Denver, Colorado 80237

RE:  Amendment to Loan and Security  Agreement

Ladies and Gentleman:

        This letter is to confirm the understanding and agreement between you and Pain Webber Real Estate Securities Inc. ("Lender") relating to that certain Loan and Security Agreement dated as of November 29, 1994, by and between Commercial Assets, Inc. ("Borrowers") and Lender (the "Agreement"). Each initially capitalized term used and not defined herein shall have the meaning specified therefor in the Agreement.

        In consideration of Lender agreeing to extend the Termination Date on the terms and conditions specified herein, and for other good and valuable consideration, Borrower and Lender hereby agree to amend the Agreement as follows:

        1. Section 1.1 of the Agreement is amended by deleting the definition of the "Initial Committed Amount" and replacing it with the following:

        "Initial Committed Amount" means $4,000,000; provided, however, that effective as of November 29, 1995, the Initial Committed Amount shall be $0."

        2. Section 1.1 of the Agreement is further amended by deleting the definition of the term "Termination Date" and replacing it with the following:

        "Termination Date" means November 28, 1997 or such later date as may be set pursuant to the terms of Section 3.5."

        3. Section 3.1 of the Agreement is amended by deleting the third sentence in its entirety and by replacing it with the following:

        "Effective as of November 29, 1996, Lender's Commitment shall equal $O., and Lender shall have no obligation to make any Advance to or for the account of Borrower."

PaineWebber



4. Section 3.5 of the Agreement is amended by deleting the date "August 29, 1995" on the second line thereof and by replacing such date with "August 28, 1997".

        Please acknowledge your agreement with the foregoing terms and conditions by signing and returning a signed copy of this letter to PAINE WEBBER REAL ESTATE SECURITIES INC., 1285 Avenue of the Americas, New York, N.Y. 10019, attention: George Mangiaracina, First Vice President

                                          Very truly yours,



                                          PAINE WEBBER REAL
                                          ESTATE SECURITIES INC.

                                          By:  /s/George Mangiaracina
                                             ------------------------------
                                          Name:  George Mangiaracina
                                               ----------------------------
                                          Title:  First Vice President
                                                ---------------------------

Accepted and agreed to
this ____day of _______, 1996:

COMMERCIAL ASSETS, INC.

By:  /s/Kevin Nystrom
   ------------------------------

Name:  Kevin Nystrom
     ----------------------------
Title:  Senior Vice President and
      ---------------------------
        Chief Financial Officer